SUMMARY PROSPECTUS

OCTOBER 1, 2018, as supplemented April 5, 2019

PROSHARES INFLATION EXPECTATIONS ETF

RINF LISTED ON NYSE ARCA

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated October 1, 2018, and Statement of Additional Information, dated October 1, 2018, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/resources/prospectus_reports.html; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

2	:: INFLATION EXPECTATIONS ETF	PROSHARES.COM

Investment Objective

ProShares Inflation Expectations ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the FTSE 30-Year TIPS (Treasury Rate Hedged) Index (the “Index”).

Unlike many traditional bond funds, the Fund is not designed to provide a steady stream of income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.55%

Other Expenses	0.66%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.21%

Fee Waiver/Reimbursement*	-0.91%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.30%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.30% through September 30, 2019. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$31	$294	$577	$1,385

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 46% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund, under normal circumstances, seeks to remain fully exposed to the Index and will invest at least 80% of its total assets in securities of the Index. In addition, the Fund will invest in derivatives and other fixed income securities that ProShare Advisors believes, in combination, should track the performance of the Index. The Index tracks the performance of (i) long position in the most recently issued 30-year Treasury Inflation-Protected Securities (“TIPS”) and (ii) duration-adjusted short position in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The Index serves a third position, which is a cash equivalent security that represents the repo rate earned on the short position. The Index is designed to measure the performance of the Break Even Rate of Inflation (BEI). The Index is not designed to measure the realized rate of inflation, nor does it seek to replicate the returns of any index or measure of actual consumer price levels. The Index is constructed and maintained by FTSE International Limited. The Index is published under the Bloomberg ticker symbol “CFIIRINF.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	U.S. Treasury Securities — The Fund has exposure to securities issued by the U.S. Treasury, in particular the following:

¡	U.S. Treasury Inflation-Protected Securities — The Fund generally takes long positions (or obtains long exposure via derivatives, as further described below) in TIPS, which are inflation-protected public obligations of the U.S. Treasury. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation — a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, the values of both the principal and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

PROSHARES.COM	INFLATION EXPECTATIONS ETF ::	3

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in or making short sales of the fixed income securities underlying the Index. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in investments that make up the Index or in financial instruments that provide similar exposure, holding or exposed to each investment in approximately the same proportion as its weighting in the Index. At times, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index, to securities not contained in the Index or to other financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security or instrument, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Breakeven Inflation Investing Risk — The Index tracks the performance of (i) long positions in the most recently issued 30-year TIPS and (ii) duration-adjusted short positions in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The Index seeks to achieve an overall duration dollar amount of zero. The difference in yield (or spread) between these bonds (Treasury yield minus TIPS yield) is commonly referred to as a “breakeven rate of inflation” (“BEI”) and is considered to be a measure of the market’s expectations for inflation over the relevant period. The level of the Index (and the Fund) will fluctuate based on changes in the value of the underlying bonds, which will likely not be the same on a percentage basis as changes in the BEI. The Index is not designed to measure or predict the realized rate of inflation, nor does it seek to replicate the returns of any price index or measure of actual consumer price levels. Changes in the BEI are based on the TIPS and U.S. Treasury markets, interest rate and inflation expectations, and fiscal and monetary policy.

There is no guarantee that these factors will combine to produce any particular directional changes in the Index over time, or that the Fund will retain any appreciation in value over extended periods of time, or that the returns of the Index or the Fund will track or outpace the realized rate of inflation, or any

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price index or measure of actual consumer price levels. It is possible that the returns of the Index or the Fund will not correlate to (or may be the opposite of) the change in the realized rate of inflation, or any price index, or measure of actual consumer price levels. Furthermore, while the BEI provides exposure to inflation expectations, it may also be influenced by other factors, including premiums related to liquidity for certain bonds as well as premiums surrounding the uncertainty of future inflation. These other factors may impact the level of the Index or the value of the Fund in unexpected ways and may cancel out or even reverse the impact of changes in inflation expectations. As a result, an investment in the Fund may not serve as an effective hedge against inflation.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. Factors that may adversely affect the Fund’s correlation to the Index include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. While the Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index or gaining exposure to the securities that make up the Index, in approximately the same proportions as their weightings in the Index, at times the weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the fixed income market. Additionally, the credit quality of the issuer of a debt instrument (including the risk of a potential default) can also affect the price of a debt instrument. The perceived or actual inability of issuers, guarantors, or liquidity providers of debt instruments to make scheduled interest payments can negatively impact the performance of the Fund. Debt instruments may have varying levels of sensitivity to changes in interest rates. Typically, the value of an outstanding debt instrument falls when interest rates rise. Also, the securities of certain U.S. government agencies, authorities or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than securities issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets in general. These factors may cause the value of an investment in the Fund to change.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•

Fixed Income and Market Risk — The fixed income markets can be volatile, and the value of securities, futures, and other instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets are subject to adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. These factors may also lead to increased volatility and reduced liquidity in the fixed income markets. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or

PROSHARES.COM	INFLATION EXPECTATIONS ETF ::	5

long periods of time. Further, fixed income securities in the Index may underperform other fixed income investments that track other markets, segments and sectors.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used to create the Index will result in the Fund achieving high, or even positive, returns, or that the Fund will retain any appreciation in value over extended periods of time. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index may underperform, and the Fund could lose value, while other indices or measures of market performance increase in value. In addition, the Index adjusts its positions on a daily basis to maintain duration neutrality between its TIPS and Treasury positions. As such, its performance will not reflect the performance of an unadjusted equivalent investment in long TIPS and short Treasury securities over a period of time greater than a single day. Because the Index adjusts its positions to maintain duration neutrality at or about the time of the Fund’s net asset value (“NAV”) calculation, when the Fund’s shares are bought intraday, such shares are unlikely to be duration neutral.

•	Inflation-Indexed Security Risk — The value of an inflation-indexed security (such as TIPS) tends to decrease when real interest rates increase, and tend to increase when real interest rates decrease. Real interest rates are generally measured as a nominal interest rate less an inflation rate. As such, investors should be aware that a short position in TIPS over a particular timeframe may decrease in value due to falling real rates even in a deflationary environment.

•	Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. Moderate economic recovery and recent policy changes may increase the likelihood that interest rates will rise. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of fixed-income markets. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. The Fund seeks to mitigate this risk by taking short positions in U.S. Treasury Securities; such short positions should increase in value in rising interest rate environments and should decrease in value in falling interest rate environments, thereby mitigating gains and losses in the Fund’s investment positions arising from changing Treasury interest rates. The Fund does not attempt to mitigate credit risk or other factors which may have a greater influence on its investments than interest rate risk.

Such other factors may impact debt instrument prices in an opposite way than interest rates making it difficult to directly observe the impact of changes in interest rates on debt instruments. When interest rates fall, an unhedged investment in the same debt instrument will outperform the Fund. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month. Furthermore, while the Fund is designed to hedge the interest rate exposure of the long bond positions, it is possible that a degree of exposure may remain even at the time of rebalance.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Long/Short Risk — The Fund seeks long exposure to certain securities and short exposure to certain other securities. There is no guarantee that the returns on the Fund’s long or short positions will produce high, or even positive, returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. In addition, the Fund may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage. As a result, such investments may give rise to losses that exceed the amount invested in those assets.

•

Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the securities held by the Fund may be traded in markets that close at a different time than the Fund’s listing exchange. Because the Fund and the Index generally value such securities as of the bond market closing time, the daily NAV and Index performance may vary from the market performance of the Fund as of the Fund’s listing exchange close (typically at 4:00 p.m., Eastern Time). Furthermore, liquidity in such securities may be reduced after the applicable closing times. This may cause wider spreads and larger premiums and discounts than would otherwise be the case if each market was open until the close of trading on the Fund’s listing exchange. ProShare Advisors cannot predict whether shares will trade

6	:: INFLATION EXPECTATIONS ETF	PROSHARES.COM

above, below or at a price equal to the value of the Fund’s holdings. Given the fact that shares can be created and redeemed in Creation Units, as defined below, ProShare Advisors believes that large discounts or premiums to the value of the Fund’s holdings should not be sustained.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Prepayment Risk — Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds at lower interest rates.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund will seek “short” exposure through financial instruments, which may cause the Fund to be exposed to certain risks associated with selling financial instruments short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of financial instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain short exposure through financial instruments or require the Fund to seek short exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the financial instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or financial instruments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining short exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments on the Fund’s short positions will negatively impact the Fund. The Fund may not have exposure to all short components of the Index or may have short exposure to securities not included in the Index.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	TIPS and U.S. Treasury Markets Risk — The TIPS and U.S. Treasury markets can be volatile, and the value of securities, swaps, futures, and other instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets, such as the TIPS and U.S. Treasury markets, are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. These factors may also lead to increased volatility and reduced liquidity in the TIPS and U.S. Treasury markets. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. Further, fixed income securities in the Index may underperform other fixed income or inflation-linked investments.

•

Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may

PROSHARES.COM	INFLATION EXPECTATIONS ETF ::	7

be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 6/30/2015): 4.30%

Worst Quarter (ended 9/30/2015): -10.44%

The year-to-date return as of the most recent quarter,

which ended June 30, 2018, was 4.52%.

Average Annual Total Returns
As of December 31, 2017	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-0.33%	-5.59%	-4.30%	1/10/2012

After Taxes on Distributions	-1.62%	-6.25%	-4.96%	—

After Taxes on Distributions and Sale of Shares	-0.21%	-4.41%	-3.44%	—

FTSE 30-Year TIPS (Treasury Rate-Hedged) Index#+	-1.33%	-4.87%	-3.54%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the index.

+

Index performance through April 17, 2016 reflects the performance of the Credit Suisse 30-Year Inflation Breakeven Index. Index performance beginning on April 18, 2016 reflects the performance of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Michelle Liu, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and January 2012, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 10,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

Investment Company Act file number 811-21114

ProShares Trust

7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

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© 2018 ProShare Advisors LLC. All rights reserved.	RINF-APR19